UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
August 26, 2009

Central Pacific Financial Corp.
(Exact name of registrant as specified in its charter)

Hawaii	0-10777	99-0212597
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.

220 South King Street, Honolulu, Hawaii	96813
(Address of principal executive offices)	(Zip Code)

(808) 544-0500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 26, 2009, the Board of Directors (the “Board”) of Central Pacific Financial Corp. (the “Company”) adopted an amendment to the Bylaws which will eliminate the Company's classified board structure.  Directors elected prior to the 2010 annual meeting of the stockholders will continue to hold office until the expiration of the three-year terms for which they were elected.  Each director who is elected or appointed at or after the 2010 annual meeting of stockholders will hold office until the next annual meeting of stockholders.

Item 9.01.  Financial Statements and Exhibits.

(c)  The following Exhibits are filed herewith:

Exhibit	Description
3.2	Amendment of Bylaws adopted August 26, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Pacific Financial Corp.
(Registrant)

Date: August 28, 2009	By:	/s/ Dean K. Hirata
Dean K. Hirata
Vice Chairman and Chief Financial Officer

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED AUGUST 26, 2009

Exhibit	Description
3.2	Amendment of Bylaws adopted August 26, 2009